Disposal of Subsidiary	12 Months Ended
Dec. 31, 2025
Disposal of Subsidiary [Abstract]
DISPOSAL OF SUBSIDIARY

NOTE 21 — DISPOSAL OF SUBSIDIARY

On July 29, 2025, the Company completed the sale of its Shenzhen Qianhai Fengtai Renhui Health Technology Co., Ltd. (“SZ QianHai”) to an unrelated third party for total consideration of US$ 0 (RMB 1), consisting of cash.

As part of the disposal, all the outstanding account payables and receivables as well as all outstanding balances were transferred to the Buyer. Any tax liabilities in People’s Republic of China (PRC) arising from the transfer of these balances shall be borne by the Buyer.

The following table summarizes the financial impact of the disposal:

●	Consideration received: Cash of US$ 0 (RMB 1)

●	Net assets disposed of $47,702 (RMB 352,826)

●	Loss on disposal of subsidiary of $47,702 (RMB 352,826)

The disposal was accounted for in accordance with ASC 810, Consolidation. As a result, the Company deconsolidated Shenzhen Qianhai Fengtai Renhui Health Technology Co. and recognized a loss on disposal of subsidiary (after netting against the cash consideration received) in the amount of US$47,702 in other income, net in the consolidated statements of operations for the year ended December 31, 2025.

The disposal did not represent a strategic shift and, therefore, was not classified as a discontinued operation under ASC 205-20.